UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 31, 2023

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 31, 2023, the Board of Directors (the “Board”) of SJW Group (the “Company”) increased the size of the Board from eight to nine directors, effective as of September 1, 2023, and, upon the recommendation of the Nominating and Governance Committee of the Board, appointed Denise L. Kruger as a member of the Board, effective as of September 1, 2023.
Ms. Kruger served as the Senior Vice President, Regulated Utilities of Golden State Water Company, a subsidiary of American States Water Company, headquartered in San Dimas, California from January 2004 to July 2021. Ms. Kruger will participate in the SJW Group Formulaic Equity Award Program for Non-Employee Board Members implemented under the SJW Group 2023 Long-Term Incentive Plan, which is described in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2023. In addition, the Company has entered into a director and officer indemnification agreement with Ms. Kruger, in the form attached as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on November 15, 2016.

Item 8.01:	Other Events.
On August 31, 2023, The Connecticut Water Company ("CWC"), a wholly-owned subsidiary of the Company, filed a letter (the "Letter") with the Connecticut Public Utilities Regulatory Authority ("PURA"), with a copy to the Governor of the State of Connecticut, the chief executive officer of each municipality located within CWC’s franchise area, and various other state and local officials, advising them that CWC intends to file a general rate case application with PURA within sixty days of such notice to amend its rate schedules. A copy of the Letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Letter from The Connecticut Water Company to the Executive Secretary, Public Utilities Regulatory Authority, dated August 31, 2023, excluding attachments
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: August 31, 2023	/s/ Eric W. Thornburg
Eric W. Thornburg, President and Chief Executive Officer